FORM 8-K - CURRENT REPORT

                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) July 16,1998

                          ANGELES INCOME PROPERTIES, LTD. 6
                (Exact name of registrant as specified in its charter)

                California                   0-16210               95-4106139
          (State or other jurisdiction    (Commission           (I.R.S. Employer
                 incorporation)           File Number)           Identification
                                                                    Number)


          One Insignia Financial Plaza
              Post Office Box 1089
          Greenville, South Carolina                                 29602
      (Address of principal executive offices)                    (Zip Code)


            Registrant's telephone number, including area code (864) 239-1000

                                              N/A
               (Former name or former address, if changed since last report)


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

The Registrant sold Whispering Pines Mobile Home Park on July 16, 1998. Whispering Pines Mobile Home Park was sold to Hometown America, L.L.C., an unrelated party, for $7,050,000.

The Managing General Partner is currently evaluating its cash needs to determine what portion of the net proceeds can be distributed to its partners in the near future.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(b)        Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-QSB for the quarter ended June 30, 1998.

(c)        Exhibits

   10.21 Contract of Sale between Registrant and Hometown America, L.L.C. effective July 16, 1998.

   10.22 Amendment to Contract of Sale between Registrant and Hometown America, L.L.C. effective July 16, 1998.

   10.23 Second Amendment to Contract of Sale between Registrant and Hometown America, L.L.C. effective July 16, 1998.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       ANGELES INCOME PROPERTIES, LTD. 6

                       By: ANGELES REALTY CORPORATION II
                           Its General Partner

                       By: /s/ Carroll D. Vinson
                           President

                       Date: July 30, 1998